EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350



Carol Suzanne Collins, as Chief Financial Officer of PRO-ACTIVE SOLUTIONS, INC., a Delaware corporation (the "Company"), hereby certifies, pursuant to 18 U.S.C.ss.1350, that

     (1) the Company's Quarterly Report of Form 10-QSB for the quarterly period ended February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as applicable; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 13, 2003                         /s/ CAROL SUZANNE COLLINS
                                            __________________________
                                            Carol Suzanne Collins
                                            Chief Financial Officer
                                            PRO-ACTIVE SOLUTIONS, INC.